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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
TUCOWS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 30, 2002

Dear Fellow Shareholder:

        You are cordially invited to attend the 2002 annual meeting of Tucows Inc. to be held at The King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada, on Thursday, June 13, 2002, at 4:30 p.m. (local time).

        We will begin the annual meeting with a report on our operations, progress and plans and then will discuss and vote on the matters described in the accompanying notice of annual meeting and proxy statement. You will also have an opportunity to ask questions.

        Please read the accompanying notice of annual meeting and proxy statement carefully. It is important that your shares be represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the annual meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

        We look forward to seeing you on June 13, 2002.

Sincerely,

Elliot Noss President and Chief Executive Officer

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

Notice of Annual Meeting of Shareholders—June 13, 2002

        The 2002 annual meeting of shareholders of Tucows Inc. will be held at 4:30 p.m. (local time) on June 13, 2002 at The King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada, to:

  1.
  Elect six directors, each for a term of one year;

  2.
  Ratify the appointment of KPMG LLP as our independent public accountants to audit our financial statements for the year ending December 31, 2002; and

  3.
  Transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

        The record date for determining shareholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the annual meeting was April 29, 2002. Our board of directors is soliciting the enclosed proxy. Please carefully read the accompanying proxy statement for more information regarding the business to be transacted at the annual meeting. You will also find enclosed our 2001 annual report on Form 10-K.

        We will make available at the annual meeting a complete list of the shareholders entitled to vote at the annual meeting, and you may examine the list for any purpose related to the annual meeting.

        Regardless of whether you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the annual meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the annual meeting.

Brenda Lazare General Counsel and Secretary
Toronto, Ontario April 30, 2002

YOUR VOTE IS IMPORTANT

        You are urged to date, sign and promptly return your proxy so that your shares may be voted as you wish and so that a quorum will be present at the annual meeting. We have enclosed for your convenience a return envelope. You are cordially invited to attend the meeting in person. Giving your proxy does not affect your right to vote in person if you attend the meeting. You may withdraw your proxy at any time before it is voted.

April 30, 2002

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
June 13, 2002

        We are sending this proxy statement to shareholders of Tucows Inc., a Pennsylvania corporation, in connection with our board of directors' solicitation of proxies for use at our annual meeting of shareholders on June 13, 2002. We invite you to attend in person. We have also enclosed our 2001 annual report on Form 10-K (which does not form a part of the proxy solicitation material). In this proxy statement, the 2001 fiscal year refers to the 12-month period from January 1, 2001 to December 31, 2001.

        Before August 28, 2001, we were known as Infonautics, Inc. On August 28, 2001, we completed a merger with a Delaware corporation known as Tucows Inc., and which we refer to in this proxy statement as Tucows Delaware. Under the terms of the merger agreement:

  •
  the former stockholders of Tucows Delaware exchanged their shares of capital stock of Tucows Delaware for shares of our common stock and acquired approximately 80% of our company;

  •
  the former management of Tucows Delaware took over the operations of our company; and

  •
  we changed our name to Tucows Inc.

VOTING INFORMATION

Record date.

        The record date for the annual meeting was April 29, 2002. You may vote all shares of our common stock that you owned as of the close of business on that date. On April 29, 2002, we had 64,626,429 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted at the annual meeting. We will begin mailing this proxy statement and the proxy card in the accompanying form on or about April 30, 2002 to shareholders of record as of the close of business on the record date.

How to vote.

        By mail.    If you hold your shares through a securities broker (that is, in street name), please complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. A properly completed and returned proxy card will be voted as you instruct, unless you subsequently revoke your instructions.

        By telephone.    You may vote by telephone by following the instructions included with your proxy card.

        By Internet.    You may vote your shares via the Internet by following the instructions included with your proxy card. If you vote your shares via the Internet, you may incur costs such as telephone and Internet access charges.

        At the annual meeting.    Submitting your proxy by mail, telephone or via the Internet does not limit your right to vote in person at the annual meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the annual meeting, you must obtain a proxy from your broker and bring it to the annual meeting.

Revoking your proxy.

        You can revoke your proxy at any time before your shares are voted at the annual meeting by:

  •
  sending a written notice of revocation to our secretary at our principal executive office (96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada);

  •
  submitting a properly executed proxy showing a later date with our secretary at our principal executive office; or

  •
  attending the annual meeting and voting in person. Merely attending the annual meeting will not revoke your proxy.

Returning your proxy without indicating your vote.

        If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted according to the board of directors' recommendations.

Withholding your vote or voting to "abstain."

        In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposals, you can vote to "abstain." If you vote to "abstain", your shares will be excluded entirely from the vote and will have no effect on the outcome.

Street name shares.

        If your shares are held in street name through a broker or other nominee, you have the right to direct your broker on how to vote your shares. If you do not direct your broker or nominee to vote your shares and if your broker or nominee does not have discretionary authority to vote your shares or has discretionary authority to vote your shares but fails to exercise that authority, your shares will have no effect on the outcome of any matter voted on at the annual meeting.

Votes required to hold the annual meeting.

        We need a majority of shares of common stock outstanding on April 29, 2002 present, in person or by proxy, to have a quorum to be able to hold the annual meeting. Accordingly, the presence of 32,313,215 shares will constitute a quorum. Shares represented by a properly signed and returned proxy are considered present at the annual meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains.

Votes required to elect directors.

        A plurality of the votes cast is required for the election of directors. Accordingly, the six nominees for election as directors who receive the highest number of votes actually cast will be elected.

Votes required to ratify the appointment of KPMG LLP.

        The affirmative vote of a majority of the votes cast by all holders of shares of common stock represented at the annual meeting and entitled to vote is required for approval of the ratification of the appointment of KPMG LLP as our independent public accountants.

Postponement or adjournment of annual meeting.

        If the annual meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

BENEFICIAL OWNERSHIP OF COMMON STOCK

Stock ownership of management.

        We encourage stock ownership by our directors, officers and employees to align their interests with your interests as shareholders. Under the rules of the Securities and Exchange Commission, which we refer to in this proxy statement as the SEC, a person who directly or indirectly has or shares voting power and/or investment power with respect to a security is considered a beneficial owner of the security. Voting power includes the power to vote or direct the voting of shares, and investment power includes the power to dispose of or direct the disposition of shares. Shares as to which voting power and/or investment power may be acquired within 60 days are also considered beneficially owned under the SEC's rules.

        The following table sets forth the beneficial ownership of our common stock, as of April 1, 2002, by each of our directors and executive officers named in the summary compensation table on page 14, as well as by all of our directors and executive officers as a group. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

	Beneficial Ownership of Common Stock
Name	Common Stock Beneficially Owned Excluding Options		Stock Options Exercisable within 60 Days of April 1, 2002	Total Common Stock Beneficially Owned	Percent of Class
Elliot Noss	298,197	(1)	1,280,168	1,578,365	2.4%
Graham Morris	37,704	(2)	—	37,704	*
Supriyo Sen	—		125,165	125,165	*
Scott Swedorski	207,829	(3)	1,045,942	1,253,771	1.9%
Stanley Stern	138,850	(4)	118,438	257,288	*
Dennis Bennie(5)	781,865	(6)	35,000	816,865	1.3%
Erez Gissin	5,597,112	(7)	15,000	5,612,112	8.7%
Robert F. Young	188,521	(8)	71,951	260,472	*
Alan Lipton	—		15,000	15,000	*
David Van Riper Morris	275,400		115,000	390,400	*
Lloyd Morrisett	32,000	(9)	35,000	67,000	*
All directors and executive officers as a group (12 persons)	7,648,193		3,258,954	10,907,147	16.1%

*
Less than 1%.

(1)
Includes an aggregate of 86,869 shares of common stock owned by two separate family trusts of which Mr. Noss is the trustee. Shortly before completion of the merger, each Tucows Delaware stockholder, including Mr. Noss, entered into an escrow agreement with two Tucows Delaware stockholders, Yossi Vardi and Redel Inc., which required each Tucows Delaware stockholder to deposit, at the effective time of the merger, a pro rata portion of the number of shares of our common stock that would be issued if, rather than agreeing to cancellation of certain options, Mr. Vardi and Redel Inc. had exercised those options to purchase shares of common stock of Tucows Delaware before the merger. We refer to that escrow agreement as the Vardi/Redel escrow agreement in this proxy statement. Of the 211,328 shares of common stock owned directly by Mr. Noss, 24,670 shares are being held in escrow under the terms of the Vardi/Redel escrow agreement.

(2)
Of the 37,704 shares of our common stock owned directly by Mr. Morris, 3,405 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(3)
Of the 207,829 shares of our common stock owned directly by Mr. Swedorski, 18,767 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(4)
Of the 138,850 shares of our common stock owned directly by Mr. Stern, 1,702 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(5)
Mr. Bennie has resigned as a member of the board of directors effective as of May 8, 2002.

(6)
Of the 781,865 shares of common stock, Carida Investments Inc., a company controlled by Mr. Bennie, owns 554,622 shares. Of the 554,622 shares, 25,474 shares are being held in escrow under the terms of the Vardi/Redel escrow agreement in the name of Carida Investments Inc. The remaining 227,243 shares of common stock are currently being held in escrow under the terms of the Vardi/Redel escrow agreement in the name of XDL U.S. Holdings Inc., a company that Mr. Bennie controls. Of the 227,243 shares currently being held in escrow under the terms of the Vardi/Redel escrow agreement in the name of XDL U.S. Holdings Inc., upon termination of Vardi/Redel escrow agreement, 27,042 shares will be distributed by XDL U.S. Holdings Inc. to Carida Investments Inc. and the remainder will be distributed to other shareholders that Mr. Bennie does not control.

(7)
Represents shares of our common stock beneficially owned by Eurocom Communications Ltd., of which Mr. Gissin is an officer and a shareholder. Mr. Gissin disclaims beneficial ownership of the shares to the extent it exceeds his pecuniary interest in the shares. Of the 5,597,112 shares of our common stock owned by Eurocom Communications Ltd., 505,433 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(8)
Of the 188,521 shares of our common stock owned directly by Mr. Young, 17,024 shares are currently being held in escrow under the terms of the Vardi/Redel escrow agreement.

(9)
These shares of common stock are owned jointly by Dr. Morrisett and his wife.

Principal shareholders.

        The following table sets forth information with respect to each shareholder known to us to be the beneficial owner of more than 5% of our outstanding common stock as of April 1, 2002:

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1)
STI Ventures N.V. Hullenbergweg 379 New Line 1101 CR, Amsterdam Zuid-Oost, The Netherlands	17,545,836	(2)	27.1%
Parman Holding Corp. c/o ONYX Financial Advisors SA 25, Voie Des Traz Chambre 1101 Port Franc, Batiment Aerogare Fret 1211 Geneva 5, Switzerland	6,996,916	(3)	10.8%
Hapoalim Nechasim (Menayot) Ltd. 50 Rothschild Boulevard Tel Aviv, Israel	5,597,112	(4)	8.7%
Eurocom Communications Ltd. 2 Dov Freidman Street. Ramot-Gan, Israel	5,597,112	(5)	8.7%

(1)
Based on 64,626,429 shares outstanding as of April 1, 2002.

(2)
As disclosed on Schedule 13D filed with the SEC on September 7, 2001. Of the 17,545,836 shares of common stock, 1,584,433 are being held in escrow under the terms of the Vardi/Redel escrow agreement, and STI Ventures N.V. may only dispose or direct the disposition of such shares under the terms of the Vardi/Redel escrow agreement.

(3)
As disclosed on Schedule 13G filed with the SEC on February 14, 2002. Of the 6,996,916 shares of common stock, 631,839 are being held in escrow under the terms of the Vardi/Redel escrow agreement, and Parman Holding Corp. may only dispose or direct the disposition of such shares under the terms of the Vardi/Redel escrow agreement.

(4)
As disclosed on Schedule 13G filed with the SEC on February 14, 2002. Of the 5,597,112 shares of common stock, 505,433 are being held in escrow under the terms of the Vardi/Redel escrow agreement, and Hapoalim Nechasim (Menayot) Ltd. may only dispose or direct the disposition of such shares under the terms of the Vardi/Redel escrow agreement.

(5)
As disclosed on Schedule 13G filed with the SEC on February 14, 2002. Of the 5,597,112 shares of common stock, 505,433 are being held in escrow under the terms of the Vardi/Redel escrow agreement, and Eurocom Communications Ltd. may only dispose or direct the disposition of such shares under the terms of the Vardi/Redel escrow agreement.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The current term of office of all of our directors expires at the 2002 annual meeting. The board of directors proposes that the following nominees, all of whom are currently serving as directors, be re-elected for a new term of one year and until their successors are duly selected and qualified. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board of directors. Unless you withhold authority to vote for these persons, your proxy will be voted FOR the election of the six nominees.

  The directors standing for election are:

Stanley Stern	Chairman of the board of directors since the completion of the merger in August 2001

        Mr. Stern, age 45, joined C.E. Unterberg, Towbin, an investment banking firm, as a managing director and head of investment banking in February 2002. From January 2000 to February 2002, Mr. Stern served as managing director of STI Ventures Advisory USA Inc. and as a member of the board of directors and the investment committee of STI Ventures, a venture capital company focusing on the high technology market. From 1990 until he joined STI Ventures, Mr. Stern served as a managing director of CIBC Oppenheimer, a financial services company.

Elliot Noss	Director since the completion of the merger in August 2001

        Mr. Noss, age 39, is our president and chief executive officer. From May 1999 until completion of the merger in August 2001, Mr. Noss served as president and chief executive officer of Tucows Delaware. Before that, from April 1997 to May 1999, Mr. Noss served as vice president of corporate services of Tucows Interactive Ltd., which was acquired by Tucows Delaware in May 1999.

Erez Gissin	Director since the completion of the merger in August 2001

        Mr. Gissin, age 43, has been the chief executive officer of IP Planet Network Ltd., an Israeli satellite communication operator providing Internet backbone connectivity and solutions to ISPs since July 2000. Before that, from July 1995 to July 2000, Mr. Gissin was vice president, business development of Eurocom Communications Ltd., a holding company that owns stock in several telecommunications services, equipment and Internet companies in Israel and elsewhere.

Robert F. Young	Director since the completion of the merger in August 2001

        Mr. Young, age 48, is a member of the board of directors of Red Hat, Inc., a leader in the development, deployment and management of Linux and open source solutions for Internet infrastructures. In January 2002, he founded Lulu Inc., an online knowledge collaboration initiative, where he serves as chairman and chief executive officer. Mr. Young co-founded Red Hat, Inc. in 1994 and served as its chief executive officer until November 1999. He served as chairman of the board of directors of Red Hat from November 1999 until March 2002.

Alan Lipton	Director since the completion of the merger in August 2001

        Mr. Lipton, age 51, has served as president and chief executive officer of Diamond.com, a leading source for certified diamonds, fine jewelry and brand-name watches on the Internet, since November 1999. Before that, from 1995 until November 1999, Mr. Lipton operated the Lipton Foundation, a private foundation that contributes to various charitable organizations. Mr. Lipton serves as a board member of various philanthropic and charitable organizations.

Lloyd Morrisett	Director since February 1994

        Dr. Morrisett, age 72, served as a director of Infonautics beginning in February 1994 and served as chairman of the board of directors beginning in March 1998 until the merger in August 2001. He is the co-founder of the Children's Television Workshop—now Sesame Workshop—and served from 1969 to 1998 as president of The Markle Foundation, a charitable organization.

The Board of Directors unanimously recommends a vote FOR the nominees listed above.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

Meetings.

        Our board of directors met seven times during the 2001 fiscal year. Our board of directors also took action by unanimous written consent on one occasion during the 2001 fiscal year. Each incumbent director attended at least 75% of the total number of meetings of the board of directors and the committees on which he served during the 2001 fiscal year.

Committees.

        Our board of directors has two principal committees, an audit committee and a compensation committee.

        The audit committee, which consisted of Dr. Howard L. Morgan, Dr. Morrisett and Dr. Brian Segal before the merger in August 2001 and which currently consists of Messrs. Stern, Bennie and Young, held four meetings during the 2001 fiscal year. The audit committee assists the board of directors in its general oversight of our financial reporting, internal controls and audit functions. The audit committee, among other things, reviews the scope of our audit and the engagement of our independent auditors and their audit reports and meets with the financial staff to review accounting procedures and reports. For further information, please see the Audit Committee Report on page 8.

        The compensation committee, which consisted of Dr. Morgan, Dr. Morrisett and Dr. Segal before the merger in August 2001 and which currently consists of Messrs. Stern, Bennie and Young, held two meetings during the 2001 fiscal year. This committee evaluates our compensation policies and provides a general review of our compensation plans to ensure that they meet corporate objectives. The responsibilities of the compensation committee also include administering our stock incentive plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        None of the members of our compensation committee or audit committee has ever been an officer or employee of Tucows or its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or compensation committee.

DIRECTOR COMPENSATION

        Directors who are employees receive no additional or special compensation for serving as directors. Under the terms of our amended and restated 1996 equity compensation plan which was amended in connection with the merger, we make formula grants of nonqualified stock options to our non-employee directors and members of committees of our board of directors as described below. All options granted under the formula grants are immediately exercisable, have an exercise price equal to the fair market value on the date of grant and have a five-year term.

  •
  on the date each non-employee director becomes a director, he or she is granted options to purchase 15,000 shares of our common stock;

  •
  on the date each director becomes a member of a committee of our board of directors, he or she is granted options to purchase 10,000 shares of our common stock with respect to each committee on which he or she sits;

  •
  beginning with this year's annual meeting of shareholders, on each date on which we hold our annual meeting of shareholders, each non-employee director in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock; and

  •
  beginning with this year's annual meeting of shareholders, on each date on which we hold our annual meeting of shareholders, each member of a committee of our board of directors in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 5,000 shares of our common stock.

        Directors who serve as members of a committee of our board of directors receive an annual fee of $6,000 with respect to each committee on which they sit. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or its committees.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Since January 1, 2001, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

AUDIT COMMITTEE REPORT

        The audit committee of the board of directors is responsible for monitoring the integrity of Tucows' financial statements, system of internal controls and the independence and performance of Tucows' independent auditors. The audit committee is composed of three independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter adopted by the board of directors.

        Management is responsible for Tucows' financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Tucows' independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of Tucows and we are not accountants or auditors by profession. We do not represent ourselves to be experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Tucows' financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that Tucows' financial statements are presented in accordance with generally accepted accounting principles, that the audit of Tucows' financial statements has been carried out in accordance with generally accepted auditing standards or that Tucows' independent accountants are in fact "independent."

        In this context, we held four meetings during the 2001 fiscal year. The meetings were designed, among other things, to facilitate and encourage communication among us, management, Tucows' financial staff and Tucows' independent auditors, KPMG LLP. We discussed with Tucows' financial staff and KPMG the overall scope and plans for their respective audits. We met with KPMG with and without management present, to discuss the results of their examinations and their evaluations of Tucows' internal controls.

        We have reviewed and discussed the consolidated financial statements for the 2001 fiscal year with Tucows' management, Tucows' financial staff and KPMG.

        We also discussed with KPMG matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        KPMG also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with them their independence from Tucows. When considering KPMG's independence, we considered whether their provision of services to Tucows beyond those rendered in connection with their audit and review of Tucows' consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to KPMG for audit and non-audit services.

        Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the audit committee charter, we recommended to the board of directors that Tucows' audited financial statements for the fiscal year ended December 31, 2001 be included in Tucows' annual report on Form 10-K for the year ended December 31, 2001.

Audit Committee Members Stanley Stern, Chair Dennis Bennie Robert F. Young

DISCLOSURE OF AUDITOR FEES

Audit fees.

        As explained below under Proposal 2—Ratification of appointment of independent auditors, before the merger in August 2001, PricewaterhouseCoopers LLP served as our independent auditors and since the merger, KPMG LLP has served as our independent auditors.

        The aggregate audit fees for professional services rendered by KPMG LLP in connection with their audit of our annual financial statements for the 2001 fiscal year and their review of those financial statements included in our quarterly reports on Form 10-Q for the 2001 fiscal year totaled approximately $56,000. The aggregate audit fees for professional services rendered by PricewaterhouseCoopers LLP in connection with their review of those financial statements included in our quarterly reports on Form 10-Q for the 2001 fiscal year totaled approximately $10,000.

Financial information systems design and implementation fees.

        We did not engage either KPMG LLP or PricewaterhouseCoopers LLP to provide professional services to us regarding financial information systems design and implementation during the 2001 fiscal year.

All other fees.

        The aggregate fees for all other services rendered by KPMG LLP to us during the 2001 fiscal year were approximately $29,000 and can be sub-categorized as follows:

        Tax advisory fees.    Fees for consultation regarding tax planning and compliance were approximately $26,000.

        Attestation fees.    Fees for attestation services for matters such as comfort letters and consents related to SEC registration statements and consultation on accounting standards or transactions were approximately $3,000.

        The aggregate fees for all other services rendered by PricewaterhouseCoopers LLP to us during the 2001 fiscal year were approximately $120,000. These fees were professional services rendered by PricewaterhouseCoopers LLP in connection with the merger between Infonautics and Tucows Delaware.

EXECUTIVE COMPENSATION

Compensation committee report on executive compensation.

        To ensure that our compensation policies are administered in an objective manner, our compensation committee is comprised entirely of independent directors. Further, our compensation committee members have no "interlocking" relationships as defined by the SEC.

        Compensation governance.    This report describes our executive compensation program and the basis on which we made the 2001 fiscal year compensation determinations for our executive officers, including our chief executive officer and the executive officers named in the summary compensation table on page 14, which are referred to in this proxy statement as the named executive officers. We establish all components of executive pay and recommend or report our decisions to the board of directors for approval.

        Our duties include recommending to the board of directors the base salary levels for all executive officers as well as the design of awards in connection with all other elements of the executive pay program. We also evaluate executive performance and address other matters related to executive compensation.

        Compensation policy and overall objectives.    In developing recommendations regarding the amount and composition of executive compensation, our goal is to provide a compensation package that will enable Tucows to attract and retain talented executives. In addition, our objectives include rewarding outstanding performance and linking the interests of our executives to the interests of our shareholders. In determining actual compensation levels, we consider all elements of the program in total rather than any one element in isolation.

        We have considered the provisions of Section 162(m) of the Internal Revenue Code, enacted in 1993, which generally limits the annual tax deductibility of compensation paid to each of the named executive officers to $1.0 million. To the extent possible, we intend to preserve the federal income tax deductibility with respect to compensation paid to each of the named executive officers.

        The key elements of our executive compensation are base salary, annual bonuses and long-term incentives. Each of these is addressed separately below.

        Base salaries.    With the exception of our previous chief executive officer, David Van Riper Morris, each of our named executive officers joined us upon completion of the merger in August 2001. As discussed below under "Employment and change in control arrangements," each of our named executive officers is, as of April 30, 2002, a party to an employment agreement entered into before the merger in August 2001. These employment agreements set forth the initial base salaries of our named executive officers. In each instance, however, we have the discretion to increase annual salaries. Our other executive officers' salaries were also determined before the merger in August 2001.

        We intend to regularly review the base salary of each executive officer, including the named executive officers. The base salary ranges of our executives will be targeted to be in the range of the median base pay ranges of similarly positioned executives in the group of comparable companies selected for compensation comparison purposes.

        We initially determine base salaries for executives by evaluating executives' levels of responsibility, prior experience, breadth of knowledge, internal equity issues and external pay practices. Increases to base salaries will be driven primarily by performance. We will evaluate an executive's performance based upon his or her sustained level of contribution to Tucows.

        Annual bonuses.    Annual bonus opportunities allow us to communicate specific goals that are of primary importance during the coming year and motivate executives to achieve these goals. The bonus program is a discretionary program for certain of Tucows' employees. Each bonus award depends on the terms of each executive's employment agreement, if any, and the extent to which business and/or individual performance objectives are met. In the 2001 fiscal year, based upon Tucows' performance and taking into account the strategic merger with Tucows Delaware and the integration of Infonautics and Tucows Delaware, we determined to award certain executive officers bonuses ranging from $1,332 to $17,477.

        Long-term incentives.    Stock options are granted to our executives at our discretion to enhance the link between shareholder value creation and executive pay. Stock options are granted at an option price not less than the fair market value of our common stock on the date of grant. Stock options have value only if our stock price appreciates following the date the options are granted. Further, stock options reflected in the summary compensation table on page 14 are subject to a 48-month vesting period. This approach focuses executives on the creation of shareholder value over the long term and encourages equity ownership in Tucows.

        During the 2001 fiscal year, our board of directors approved a program to give our employees a choice to cancel stock options granted to them which have an exercise price of $2.21 per share or more, in exchange for an equal number of new options in the future. The new options will be granted promptly after June 29, 2002 but no later than July 5, 2002, and the exercise price will be the market price on that date. Members of our board of directors who were not employees as of the date of the offer, November 28, 2001, were not eligible for the option exchange program. All other executives and employees as of the date of the offer who had received stock options which have an exercise price of $2.21 per share or more were eligible for the option exchange program.

        Our board of directors approved the option exchange program because the exercise price of a substantial number of Tucows' outstanding options was significantly higher than the market price of Tucows' common stock, and the board of directors determined that existing options no longer had sufficient value to motivate and retain employees. Therefore, the board of directors believed that it was in Tucows' best interests to enhance and preserve employee morale by offering the option exchange program.

        Chief executive officer compensation.    Mr. Noss became our chief executive officer in August 2001 upon completion of the merger. As previously described, Mr. Noss' base salary for the 2001 fiscal year was determined under the terms of his employment agreement entered into before the merger. Mr. Noss' employment agreement is scheduled to expire in May 2002. We plan to continue our employment arrangement with Mr. Noss on terms substantially similar to the terms in his present employment agreement. We will use the same procedures described above in setting the annual salary, bonus and stock options for our chief executive officer.

        Conclusion.    We believe that attracting and retaining management and employees of high caliber is essential to maintaining a high-performing organization that creates long-term value for its shareholders. We also believe offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of officers and other key employees with those of shareholders. We believe that Tucows' 2001 fiscal year compensation program met these objectives.

Compensation Committee Members Stanley Stern, Chair Dennis Bennie Robert F. Young

Employment and change-in-control arrangements.

        David Van Riper Morris.    On September 5, 1995, we entered into an employment agreement with David Van Riper Morris, our chief executive officer before the completion of the merger. The employment agreement provided for an annual base salary of $135,000 that was subject to review at least annually. Most recently Mr. Morris' annual salary was $200,000. Mr. Morris' employment agreement was amended on November 4, 1996. At the time of execution of his original employment agreement, we granted Mr. Morris an aggregate of 152,000 options to purchase common stock. The employment agreement provided that either party could terminate Mr. Morris' employment at any time, with limited non-compete provisions applicable for up to one year after termination, as long as we continued salary payments during the non-competition period. Because of payments made to Mr. Morris under the management retention plan described below, we have no further severance obligations to Mr. Morris under his employment agreement.

        Effective January 1, 2001, our board of directors adopted a management retention plan to act as an incentive to our executive officers, including Mr. Morris, to remain with us while we sought strategic alternatives. This search resulted in the merger between Infonautics and Tucows Delaware. Under this plan, Mr. Morris was entitled, upon the final closing of a strategic transaction occurring after May 31, 2001, to receive a one-time only payment equal to 15 months of his then-current annual salary. The plan also provided that eligible persons who were terminated under employment or severance agreements and who were entitled to receive severance payments under those agreements would receive the greater of the severance amount to be paid under those agreements or the applicable retention payment. Because Mr. Morris' applicable retention payment was greater than any severance amount to be paid to him under his employment agreement, we paid Mr. Morris his applicable $250,000 retention payment in August 2001, after completion of the merger.

        Elliot Noss.    Tucows Delaware, our wholly-subsidiary upon completion of the merger, entered into an employment agreement and a side letter agreement with Mr. Noss, which we have assumed. The agreement is for a three-year term which began on May 4, 1999. This agreement is scheduled to expire in May 2002. We plan to continue our employment arrangement with Mr. Noss on terms substantially similar to those outlined in the present agreement. The agreement provides for a salary of Cdn$150,000 per year, subject to periodic increases by our board of directors at its discretion. Mr. Noss is eligible for an annual bonus payable at our board of directors' sole discretion. Mr. Noss also received options to purchase 975,000 shares of Tucows Delaware common stock, which, in connection with the merger, were converted into options to purchase 1,394,738 shares of our common stock. These options are governed by our equity compensation plan. The employment agreement also provides for an automobile allowance. If we terminate Mr. Noss without cause, he is entitled to continue to receive full compensation payable under his employment agreement until May 4, 2002.

        Graham Morris.    Tucows Delaware entered into an employment agreement with Graham Morris for an indefinite term beginning September 5, 2000. We have assumed this employment agreement. Mr. Morris is entitled to a salary of Cdn$150,000 per year, subject to periodic increases by our board of directors at its discretion. Mr. Morris is eligible for an annual bonus payable at the sole discretion of our board of directors. Mr. Morris also received options to purchase 300,000 shares of Tucows Delaware common stock, which, in connection with the merger, were converted into options to purchase 429,150 shares of our common stock. Mr. Morris elected to cancel these options under the option exchange program described in the Compensation committee report on executive compensation. Mr. Morris is also entitled to a car allowance. If we terminate Mr. Morris without cause, he is entitled to six months of compensation plus four weeks of salary for each year of service.

        Supriyo Sen.    Tucows Delaware entered into an employment agreement with Supriyo Sen for an indefinite term beginning February 5, 2001. We have assumed this employment agreement. Mr. Sen is entitled to a salary of US$125,000 per year, subject to periodic increases by our board of directors at its discretion. Mr. Sen is eligible for an annual bonus payable at our board of directors' sole discretion. Mr. Sen also received options to purchase 280,000 shares of Tucows Delaware common stock, which, in connection with the merger, were converted into options to purchase 400,540 shares of our common stock. These options are governed by our equity compensation plan. His employment agreement also entitled Mr. Sen to a $50,000 signing bonus. If we terminate Mr. Sen without cause, he is entitled to payment of six months of compensation plus one month of compensation for each year of service.

        Scott Swedorski.    Tucows Delaware entered into an employment agreement and a side letter agreement with Mr. Swedorski, which we have assumed. The agreement is for a three-year term; it began on May 4, 1999 and is scheduled to expire in May 2002. We plan to continue our employment arrangement with Mr. Swedorski on terms substantially similar to those outlined in the present agreement. The agreement provides for a salary of US$100,000 per year, subject to periodic increases by our board of directors at its discretion. Mr. Swedorski is eligible for an annual bonus payable at our board of directors' sole discretion. Mr. Swedorski also received options to purchase 975,000 shares of Tucows Delaware common stock, which, in connection with the merger, were converted into options to purchase 1,394,738 shares of our common stock. These options are governed by our equity compensation plan. The employment agreement also provides for an automobile allowance. If we terminate Mr. Swedorski without cause, he is entitled to continue to receive full compensation payable under his employment agreement until May 4, 2002.

Summary compensation table.

        The following table contains information about the annual compensation for our chief executive officer during the 2001 fiscal year and our other most highly compensated executive officers, other than our chief executive officer, earning $100,000 or more and serving as executive officers at the end of the 2001 fiscal year. The individuals listed in the following table are referred to as the named executive officers in this proxy statement. David Van Riper Morris served as our chief executive officer in 2001 until the completion of the merger in August 2001. The other executive officers listed below assumed their positions upon completion of the merger in August 2001. The salaries for the 2001 fiscal year for these other executive officers reflect the salaries earned by them for the full fiscal year even though before completion of the merger in August 2001, the salaries were paid by Tucows Delaware. All dollar amounts below are shown in U.S. dollars. If necessary, amounts that were paid in Canadian dollars were converted into U.S. dollars based upon the exchange rate of 1.5484 Canadian dollars for each U.S. dollar, which represents the average Bank of Canada exchange rate for the 2001 fiscal year.

						Long-Term Compensation Awards
		Annual Compensation						Number of Securities Underlying Options
Name and Principal Position	Fiscal Year					Restricted Stock Awards ($)				All Other Compensation
		Salary		Bonus
David Van Riper Morris Chief Executive Officer	2001 2000 1999	$ $ $	151,136 176,041 166,667	— — —		$150,183 — —	(1)	15,000 200,000 75,000		$250,000	(2)
Elliot Noss President and Chief Executive Officer	2001		$96,874	$2,664		—		214,575	(3)	—
Graham Morris Chief Operating Officer	2001		$96,874	$17,477		—		—		—
Supriyo Sen Chief Technology Officer	2001		$110,084	$64,127	(4)	—		400,540	(3)	—
Scott Swedorski Editor-in-Chief	2001		$105,000	$5,000		—		—		—

(1)
On April 2, 2001, Infonautics offered each holder of its stock options a grant of restricted stock in exchange for such outstanding option grants. Mr. Morris accepted this offer and received 241,300 shares of restricted stock. On April 2, 2001, the last sale price of Infonautics common stock was $0.625. Because the merger in August 2001 was considered a change of control under the 1996 equity compensation plan, all of Mr. Morris' restricted shares became fully vested. In other words, upon completion of the merger, Mr. Morris owned the 241,300 shares of our common stock free of any restrictions under the plan. These shares are included as part of Mr. Morris' shareholdings in the Stock ownership of management table on page 3 of this proxy statement.

(2)
Represents a one-time severance payment that was paid upon completion of the merger.

(3)
When the merger was completed, each outstanding option of Tucows Delaware was converted into an option to purchase the number of shares of Infonautics common stock into which the option would have been converted had it been exercised immediately before the merger.

(4)
Includes a $50,000 signing bonus payable over 24 months beginning in February 2001, when Mr. Sen joined Tucows Delaware.

Option grants in last fiscal year.

        The following table describes stock options granted to the named executive officers during the 2001 fiscal year.

		Percentage of Total Options Granted to Employees in 2001 (1)
	Number of Securities Underlying Options Granted (#)					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
			Exercise or Base Price ($/Sh)(2)
Name					Expiration Date
						5%		10%
David Van Riper Morris	15,000	1.7%	$0.67		8/28/6	$2,777		$6,136
Elliot Noss	214,575	23.9%	$0.91		1/1/11	$56,042	(4)(5)	$204,898	(4)(5)
Graham Morris	—	—	—		—	—		—
Supriyo Sen	400,540	44.7%	$0.91	(4)	2/5/11	$267,720	(4)(6)	$642,200	(4)(6)
Scott Swedorski	—	—	—		—	—		—

(1)
Based on 896,637 options granted to all employees of Tucows Delaware and Infonautics during the 2001 fiscal year. All options granted to employees of Tucows Delaware were converted into options to purchase our common stock upon completion of the merger in August 2001.

(2)
Under our equity compensation plan, all options granted have an exercise price equal to the fair market value of our common stock at the date of grant. However, the exercise prices of Messrs. Noss' and Sen's options reflect adjustments that were made when the options were converted into options to purchase shares of our common stock upon completion of the merger in August 2001.

(3)
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. Our actual stock price appreciation over the option term will likely differ from these assumed annual rates. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the named executive officers.

(4)
To calculate potential realizable value as required by SEC rules, we have used the last sale price of the Infonautics common stock on the date of the grant as the fair market value of the common stock underlying the options, even though at the time of the grant the merger between Infonautics and Tucows Delaware had not occurred.

(5)
The last sale price of Infonautics common stock on January 2, 2001, the date of grant of Mr. Noss' options, was $0.719.

(6)
The last sale price of Infonautics common stock on February 6, 2001, the date of grant of Mr. Sen's options, was $0.969.

Aggregated option exercises in last fiscal year and fiscal year-end option values.

        None of the named executive officers exercised options in the 2001 fiscal year. The following table sets forth as to the named executive officers information with respect to the total number of shares underlying unexercised options held at the end of the 2001 fiscal year. Because the closing price per share of our common stock on December 31, 2001 was less than the exercise prices of the unexercised options, there were no in-the-money unexercised options held at the end of the 2001 fiscal year.

	Number of Securities Underlying Unexercised Options at Year End (#)
Name
	Exercisable	Unexercisable
David Van Riper Morris	115,000	—
Elliot Noss	1,034,332	853,928
Graham Morris(1)	—	—
Supriyo Sen	—	400,540
Scott Swedorski	900,680	494,058

(1)
Mr. Morris owned options to purchase 300,000 shares of Tucows Delaware common stock, which, in connection with the merger, were converted into options to purchase 429,150 shares of our common stock. During the 2001 fiscal year, our board of directors approved a program to give our employees a choice to cancel stock options granted to them which have an exercise price of $2.21 per share or more, in exchange for an equal number of new options in the future. Mr. Morris elected to cancel his stock options under this program.

STOCK PERFORMANCE GRAPH

        The following line graph and table compare the cumulative total shareholder return among our common stock, the Nasdaq Composite Index and the JPMorgan H&Q Internet Index. The graph and table assume a $100 investment in our common stock, the Nasdaq Composite Index and the JPMorgan H&Q Internet Index on December 31, 1996, and the reinvestment of dividends, if any.

December 31	Tucows	Nasdaq Composite Index	JPMorgan H&Q Internet Index
1996	100.00	100.00	100.00
1997	53.33	123.14	100.61
1998	120.00	171.41	235.67
1999	186.67	316.83	789.99
2000	19.17	189.80	288.20
2001	8.27	162.01	211.33

Cumulative Total Return
December 31, 1996 to December 31, 2001

Proposal No. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Change of accountants.

        Before the merger, PricewaterhouseCoopers LLP served as our independent auditors and KPMG LLP served as Tucows Delaware's independent auditors. Because, on completion of the merger, the former stockholders of Tucows Delaware acquired approximately 80% of our company and the former officers of Tucows Delaware took over the operations of the combined company, our board of directors determined it to be in the best interests of the combined company to continue Tucows Delaware's relationship with KPMG LLP. Accordingly, on August 29, 2001, our board of directors determined that, effective as of that date, KPMG LLP would serve as our independent auditors. By that action, our board of directors dismissed PricewaterhouseCoopers LLP.

        The reports of PricewaterhouseCoopers LLP on our financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

        There have been no disagreements with PricewaterhouseCoopers LLP as to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with the audits of Infonautics financial statements for the fiscal years ended December 31, 2000 and 1999 or for the subsequent interim period through August 29, 2001, which disagreements, if not resolved to its satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the disagreements in its reports on the financial statements for such years.

        If a company's independent auditors have been dismissed, resigned or refused to stand for reelection, the SEC rules also require the company to disclose whether the accountant has advised the company of certain matters relating to the audit or the financial statements. These matters are referred to as reportable events in the SEC rules. During the fiscal years ended December 31, 2000 and 1999 and through August 29, 2001, there were no reportable events.

        During the fiscal years ended December 31, 2000 and 1999 and through August 29, 2001, Infonautics did not consult with KPMG LLP regarding the application of accounting principles to a specified transaction or the type of audit opinion that may be rendered on its financial statements, nor did it consult with KPMG LLP as to any matter that was the subject of a disagreement with PricewaterhouseCoopers LLP as described above or a reportable event.

        As required by the rules of the SEC, we filed a current report on Form 8-K on September 6, 2001, to report the change in our accountants. We also provided PricewaterhouseCoopers LLP a copy of our disclosure describing the change of accountants in the current report on Form 8-K. As also required by the rules of the SEC, we requested PricewaterhouseCoopers LLP to furnish to us a letter addressed to the SEC indicating whether or not it agreed with the statements made by us in the Form 8-K. PricewaterhouseCoopers LLP provided such a letter and in the letter indicated that it agreed with our statements concerning PricewaterhouseCoopers LLP in the Form 8-K. The letter was filed as an exhibit to the Form 8-K.

Ratification of appointment.

        Our board of directors has appointed KPMG LLP as the independent auditors of the company and our subsidiaries for the year ending December 31, 2002. Although shareholder approval is not required, the board of directors desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the annual meeting, the board of directors will review its future selection of auditors. A representative of KPMG LLP is expected to be present at the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

        The Board of Directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP as our independent auditors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC reports of ownership and reports of changes in ownership of our common stock and our other equity securities. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. We believe that, under the SEC's rules, all required reports for the 2001 fiscal year have been timely filed, except that Stanley Stern, a director, filed a late Form 4 relating to his purchase of shares of our common stock.

OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING

        All of the matters we knew about as of April 30, 2002 to be brought before the annual meeting are described in this proxy statement. If any matters properly come before the annual meeting that are not specifically set forth on your proxy and in this proxy statement, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Shareholder proposals for the 2003 annual meeting.

        If you would like to submit a proposal for inclusion in the proxy materials for our annual meeting of shareholders in 2003 you may do so by following the procedures prescribed in SEC Rule 14a-8 under the Securities and Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received by the secretary, Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, at any time before January 2, 2003.

Cost of proxy solicitation.

        We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. We will make solicitations primarily by mail or by facsimile, but our regular employees may solicit proxies personally or by telephone. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our annual report on Form 10-K to the beneficial owners of the shares of our common stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so. We may also elect to retain professional solicitors to assist in the solicitation of proxies. Any professional solicitors will be paid by us.

By Order of the Board of Directors,

Brenda Lazare General Counsel and Secretary

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—JUNE 13, 2002

This Proxy is Solicited by the Board of Directors of Tucows Inc.

        This Proxy is Solicited by the Board of Directors of Tucows Inc. for the Annual Meeting of Shareholders to be held on June 13, 2002, at 4:30 p.m. local time at The King Edward Hotel, Belgravia Room, 37 King Street East, Toronto, Ontario, Canada.

        The undersigned having duly received notice of the annual meeting and the proxy statement therefor, and revoking all prior proxies, hereby appoints Elliot Noss and Michael Cooperman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Tucows Inc., upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. The shares represented by this proxy will be voted as directed by the undersigned. If no directions are given, the proxies will be voted in accord with the Directors' recommendations on the subjects listed on this card and at their discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

        If you do not sign and return a proxy, or attend the annual meeting and vote by ballot, your shares cannot be voted, nor your instructions followed.

Proposal 1:	Election of the following nominees as Directors: Stanley Stern, Elliot Noss, Erez Gissin, Robert F. Young, Alan Lipton and Lloyd N. Morrisett
Authority withheld for the following only: (Please strike through name above)
The Board of Directors unanimously recommends a vote "FOR" each of the nominees.
FOR	☐		AUTHORITY WITHHELD FOR ALL NOMINEES		☐
Proposal 2:	Ratification of KPMG LLP as Auditors
The Board of Directors unanimously recommends a vote "FOR" ratification.
FOR	☐	AGAINST	☐	ABSTAIN	☐

        In their discretion, the Proxy holders are authorized to vote upon such other matters as may properly come before the annual meeting.

        Attendance of the undersigned at the annual meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Tucows Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.
DATE	, 2002

SIGNATURE

SIGNATURE

Votes must be indicated (X) in Black

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TABLE OF CONTENTS
VOTING INFORMATION
BENEFICIAL OWNERSHIP OF COMMON STOCK
PROPOSAL NO. 1 ELECTION OF DIRECTORS
BOARD OF DIRECTORS MEETINGS AND COMMITTEES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
AUDIT COMMITTEE REPORT
DISCLOSURE OF AUDITOR FEES
EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
Cumulative Total Return December 31, 1996 to December 31, 2001
Proposal No. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING
ADDITIONAL INFORMATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—JUNE 13, 2002